UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) February 9, 2004


                    CardioDynamics International Corporation
             (Exact name of registrant as specified in its charter)


      California                        0-11868                95-3533362
________________________________________________________________________________
(State or other jurisdiction          (Commission           (I.R.S. Employer
    of incorporation)                 File Number)          Identification No.)


       6175 Nancy Ridge Drive, San Diego, California             92121
________________________________________________________________________________
       (Address of principal executive offices)                (Zip Code)



       Registrant's telephone number, including area code:   (858) 535-0202
                                                             _______________

                                       n/a
________________________________________________________________________________
          (Former name or former address, if changed since last report)

Items 5. Other Events:

     Exhibit filed with this report:

     Exhibit 1.1 Registrant's press release dated February 9, 2004, publicly announcing the Strategic Alliance with MDS Pharma Services.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CARDIODYNAMICS  INTERNATIONAL CORPORATION

 Date:  February 9, 2004            By: /s/ Stephen P. Loomis
                                        _____________________
                                    Stephen P. Loomis
                                    Chief Financial Officer